Summary of Significant Accounting Policies (Details) - Schedule of fair value measurements of assets and liabilities measured at fair value on a nonrecurring basis - Other real estate owned, net One- to four-family [Member]
$ in Thousands
Jun. 30, 2020 USD ($)
Fair Value	$ 465
Quotes Prices in Active Markets for Identical Assets (Level 1) [Member]
Fair Value
Significant Other Observable Inputs (Level 2) [Member]
Fair Value
Significant Unobservable Inputs (Level 3) [Member]
Fair Value	$ 465